EXHIBIT 10.37

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of March 27, 2003, among RADIAN REINSURANCE INC. (f/k/a Enhance Reinsurance Company), a New York stock insurance company (the “Borrower”), the Banks from time to time party to the Credit Agreement referred to below, and DEUTSCHE BANK AG NEW YORK BRANCH, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Banks, and the Agent have entered into Credit Agreement, dated as of November 7, 2001 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. The Credit Agreement is hereby amended by deleting Schedule I thereto and inserting Schedule I attached hereto in lieu thereof.

B.	Miscellaneous Provisions

1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Effective Date, both before and after giving effect to this Amendment.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

A complete set of counterparts executed by all the parties hereto shall be lodged with, the Borrower and the Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Effective Date”) when:

(i) the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent; and

(ii) the Borrower shall have paid to the Agent and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

6. From and after the Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

RADIAN REINSURANCE INC.

By:	/s/ Ari Ginsburg

	Name:	Ari Ginsburg
	Title:	VICE PRESIDENT

WESTLB AG NEW YORK BRANCH

By:	/s/ Lillian Tung Lum

	Name:	Lillian Tung Lum
	Title:	Executive Director

By:	/s/ Salvatore Battinelli

	Name:	Salvatore Battinelli
	Title:	Managing Director, Credit Department

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Hans Hannaart

	Name:	Hans Hannaart
	Title:	Managing Director Head Risk Management Americas

By:	/s/ Raymond K. Miller

	Name:	Raymond K. Miller
	Title:	Managing Director CM & T Credit

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By:	/s/ Stephen K. Hunter

	Name:	Stephen K. Hunter
	Title:	Senior Vice President

By:	/s/ George L. Peters

	Name:	Georg L. Peters
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Agent

By:	/s/ Ruth Leung

	Name:	Ruth Leung
	Title:	Director

By:	/s/ John S. McGill

	Name:	John S. McGill
	Title:	Director